GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class B, Class C, Institutional, Service, Class IR and

Class R Shares (as applicable) of the

Goldman Sachs Growth Opportunities Fund

Goldman Sachs Small/Mid Cap Growth Fund

Goldman Sachs Technology Tollkeeper Fund

(the “Funds”)

Supplement dated April 17, 2013 to the Prospectus dated December 28, 2012, as supplemented (the “Prospectus”)

Effective immediately, each Fund’s disclosure is modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Growth Opportunities Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer—Fundamental Equity, Chief Investment Officer—Growth Equity, has managed the Fund since 1999; and Jeffrey Rabinowitz, CFA, Managing Director, has managed the Fund since 2011.

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Small/Mid Cap Growth Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer—Fundamental Equity, Chief Investment Officer—Growth Equity, has managed the Fund since 2005; and Jeffrey Rabinowitz, CFA, Managing Director, has managed the Fund since 2009.

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Technology Tollkeeper Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer—Fundamental Equity, Chief Investment Officer—Growth Equity, has managed the Fund since 1999; and Jeffrey Rabinowitz, CFA, Managing Director, has managed the Fund since 2011.

The following replaces the table and the paragraph following the table in the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Steven M. Barry Managing Director Chief Investment Officer, Fundamental Equity Chief Investment Officer, Growth Equity	Portfolio Manager— Growth Opportunities Small/Mid Cap Growth Technology Tollkeeper	Since 1999 2005 1999

Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. Mr. Barry became Chief

Investment Officer of Fundamental Equity in 2009. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Jeffrey Rabinowitz, CFA Managing Director	Portfolio Manager— Growth Opportunities Small/Mid Cap Growth Technology Tollkeeper	Since 2011 2009 2011	Mr. Rabinowitz joined the Investment Adviser in May 1999 and is a portfolio manager for the Growth Team. Prior to joining the Investment Adviser, he was a senior software engineer at Motorola, responsible for product development of digital wireless phones.

Steven Barry serves as Chief Investment Officer (“CIO”) of Fundamental Equity and CIO of the Growth Investment Team. Each member of the team discusses his or her research analysis and recommendations with the whole team at investment strategy meetings. The entire team discusses and debates whether the business being presented meets the Growth Investment Team’s definition of a high-quality growth business and the attractiveness of the current valuation. The team reaches a consensus on whether a business is worthy of a position in the portfolio. The CIO and portfolio managers are accountable for all portfolio construction decisions and determine the appropriate weight for each investment.

This Supplement should be retained with your Prospectus for future reference.

EQG2PMSTK 04-13